SCHEDULE 14A INFORMATION
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Highland Credit Strategies Fund
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PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS JUNE 6, 2008
PROPOSAL 1 ELECTION OF TRUSTEES
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
ADDITIONAL INFORMATION

HIGHLAND CREDIT STRATEGIES FUND

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

April 25, 2008

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Highland Credit Strategies Fund (the “Fund”) to be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

Sincerely,

James D. Dondero
President

HIGHLAND CREDIT STRATEGIES FUND

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 6, 2008

The Annual Meeting of Shareholders of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), will be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect Timothy K. Hui and Scott F. Kavanaugh as Class II Trustees of the Fund, each to serve for a three-year term expiring at the 2011 Annual Meeting and until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The close of business on April 14, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

The Board of Trustees is requesting your vote. Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees

M. Jason Blackburn
Secretary

April 25, 2008
Dallas, Texas

HIGHLAND CREDIT STRATEGIES FUND

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 6, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at Galleria Tower I, 13355 Noel Road, Suite 275 – The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 25, 2008. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the investment adviser and the administrator to the Fund. The Fund’s principal executive office is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being sent to shareholders on or about April 25, 2008. The Board of Trustees (the “Board”) has fixed the close of business on April 14, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to notice, of and to vote at, the Annual Meeting. As of the Record Date, 46,056,166 shares of the Fund’s Common Shares, par value $0.001 per share, were issued and outstanding, and the Fund had not issued any Preferred Shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as Trustees of the nominees listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of Trustees referred to in this Proxy Statement and the Notice of Annual Meeting. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of shareholders of the Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which a vote is withheld, the shareholder abstains or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Fund’s investment adviser may solicit proxies by telephone or in person. PFPC Proxy Services has been selected as a proxy solicitor at an anticipated cost of $3,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

The Fund’s Board of Trustees is composed of five Trustees. At the upcoming Annual Meeting, the holders of the Fund’s shares are being asked to elect Timothy K. Hui and Scott F. Kavanaugh as Class II Trustees of the Fund, each to serve for a three-year term until the 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Messrs. Hui and Kavanaugh are currently serving as Class II Trustees of the Fund, and each has agreed to continue to serve as a Class II Trustee, if elected. If either Mr. Hui or Mr. Kavanaugh is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Classes I and II are each comprised of two Trustees, and Class III is comprised of one Trustee. Messrs. Leary and Ward are currently serving as Class I Trustees and were elected to serve a three-year term at the Fund’s Annual Meeting of Shareholders held on May 25, 2007. Messrs. Hui and Kavanaugh are currently serving as Class II Trustees and will continue to serve as Class II Trustees if elected at the Annual Meeting. Mr. Dougherty is currently the Class III Trustee and will continue to serve until the 2009 Annual Meeting.

*          *          *

Information about Nominees for Trustee and Continuing Trustees

Set forth below is the name and certain biographical and other information for each nominee for Trustee and for each continuing Trustee, as reported to the Fund by each such person:

Number of
	Position(s) held		Portfolios in
	with the Fund,		the Highland	Other
	Length of Time	Principal Occupation(s)	Fund Complex[2]	Directorships/
	Served and Term	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	of Office	Five Years	Director/Trustee	Held

Class I — Continuing Trustees for the Fund (Non-Interested Trustees3)

James F. Leary (78)	Trustee since May 2006 (with a term expiring at the 2010 annual meeting).	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	12	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (53)	Trustee since May 2006 (with a term expiring at the 2010 annual meeting).	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	12	None

Number of
	Position(s) held		Portfolios in
	with the Fund,		the Highland	Other
	Length of Time	Principal Occupation(s)	Fund Complex[2]	Directorships/
	Served and Term	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	of Office	Five Years	Director/Trustee	Held

Class II — Nominees for the Fund (Non-Interested Trustees3)

Timothy K. Hui (59)	Trustee since May 2006, current Nominee for a term to expire at the 2011 annual meeting.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008; Assistant Provost for Graduate Education, July 2004 to June 2006; and Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	12	None

Scott F. Kavanaugh (47)	Trustee since May 2006, current Nominee for a term to expire at the 2011 annual meeting.	Vice-Chairman, President and Chief Operating Officer, Keller Financial Group since September 2007; Chairman and Chief Executive Officer, First Foundation Bank since September 2007; Private Investor since February 2004; Sales Representative at Round Hill Securities, March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	12	None

Number of
	Position(s) held		Portfolios in
	with the Fund,		the Highland	Other
	Length of Time	Principal Occupation(s)	Fund Complex[2]	Directorships/
	Served and Term	During the Past	Overseen by	Trusteeships
Name (Age) Address[1]	of Office	Five Years	Director/Trustee	Held

Class III — Continuing Trustee for the Fund (Interested Trustee4)

R. Joseph Dougherty (37)	Trustee, Chairman of the Board and Senior Vice President since March 2006 (with a term expiring at the 2009 annual meeting).	Senior Portfolio Manager of the Adviser since 2000; Director/Trustee, Chairman of the Board and Senior Vice President of the funds in the Highland Fund Complex.	12	None

[1]	The address of each Trustee is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies (totaling 11 funds) and the one business development company that are advised by the Adviser as of the date of this proxy statement.

[3]	“Non-Interested” Trustees are those who are not “interested persons” of the Fund as described under Section 2(a)(19) of the 1940 Act.

[4]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser. Each Trustee other than Mr. Dougherty is a “Non-Interested” Trustee.

In addition to Mr. Dougherty, the Fund’s other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Dougherty, Blackburn and Colvin as reported by them to the Fund. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

	Position(s), length	Principal
	of time served and	Occupation(s) During
Name (Age) Address*	term of office	the Past Five Years

James D. Dondero (45)	President of the Fund since May 2006.	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Adviser; Chairman of the Board of Directors of Highland Financial Partners, L.P.; and President of the funds in the Highland Fund Complex.

Mark K. Okada (46)	Executive Vice President of the Fund since May 2006.	Executive Vice President of Strand; Chief Investment Officer of the Adviser; and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (37)	Senior Vice President of the Fund since May 2006.	Senior Portfolio Manager of the Adviser since 2000; Director/Trustee, Chairman of the Board and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (32)	Secretary and Treasurer of the Fund since May 2006.	Assistant Controller of the Adviser since November 2001; and Secretary and Treasurer of the funds in the Highland Fund Complex.

Michael Colvin (38)	Chief Compliance Officer of the Fund since July 2007.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; and Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

*	The address of each Officer is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

		Aggregate Dollar
		Range of Equity
		Securities in All
		Registered Investment
		Companies Overseen by
	Dollar Range of	Board Member in
	Shares of the	Highland Family of
Name of Board Member	Fund*	Investment Companies**

R. Joseph Dougherty	$1 - $10,000	Over $100,000
Timothy K. Hui	$0	$1 - $10,000
Scott F. Kavanaugh	$0	$50,001 - $100,000
James F. Leary	$0	$10,001 - $50,000
Bryan A. Ward	$0	$1 - $10,000

*	Based on market value as of March 31, 2008.

**	Based on market value as of December 31, 2007. “Family of Investment Companies” consists of twelve registered investment companies that share the Adviser as their investment adviser and that hold themselves out to the investors as related companies for purposes of investment and investor services.

Set forth in the table below is the security ownership in the Fund of each Trustee and executive officer.

		Amount and
		Nature of
	Name of	Beneficial	Value of		Percent of
Title of Class	Beneficial Owner	Ownership*	Securities		Class

Common Shares	R. Joseph Dougherty	592 shares	$7,704	[1]	0.00%
Common Shares	Timothy K. Hui	0 shares	$0		0.00%
Common Shares	Scott F. Kavanaugh	0 shares	$0		0.00%
Common Shares	James F. Leary	0 shares	$0		0.00%
Common Shares	Bryan A. Ward	0 shares	$0		0.00%
Common Shares	James D. Dondero	237,786 shares	$3,095,980	[2]	0.77%
Common Shares	Mark Okada	36,227 shares	$471,677	[3]	0.12%
Common Shares	M. Jason Blackburn	652 shares	$8,488	[4]	0.00%
Common Shares	Michael Colvin	0 shares	$0		0.00%

*	Based on market value as of March 31, 2008. Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.

[1]	Mr. Dougherty’s beneficial ownership of these shares is based on ownership through a retirement plan.

[2]	Mr. Dondero’s beneficial ownership of these shares is based on direct ownership and his indirect interest in the Adviser, which owns shares of the Fund. Mr. Dondero disclaims beneficial ownership of shares held by the Adviser, except to the extent of his pecuniary interest therein.

[3]	Mr. Okada’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

[4]	Mr. Blackburn’s beneficial ownership of these shares is based on ownership through a retirement plan.

As of March 31, 2008, the Trustees and officers of the Fund, as a group owned 0.89% of the Fund’s outstanding Common Shares.

During the fiscal year ended December 31, 2007, the Board of Trustees of the Fund convened 14 times. During the fiscal year ended December 31, 2007, each Trustee attended at least 75% of the aggregate of all meetings of the Board and Committees on which he serves.

Trustees are invited and encouraged to attend the Fund’s Annual Meeting of Shareholders. A Trustee who is unable to attend the Annual Meeting is expected to notify the Chairman of the Board of Trustees. Four of the five Trustees attended last year’s Annual Meeting.

The Board of the Fund has four committees; the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is currently comprised of all of the “Non-Interested Trustees”, each of whom is “Independent” as defined by the New York Stock Exchange (the “NYSE”).

The Audit Committee

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the role of the Fund’s Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications, independence and performance. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The Audit Committee met three times in fiscal year 2007. The Audit Committee Charter for the Fund is attached as Exhibit A to this Proxy Statement. The members of the Fund’s Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of the Fund has determined that Mr. Leary is an “audit committee financial expert,” for purposes of the federal securities laws.

The Nominating Committee

The Fund’s Nominating Committee is responsible for selecting the Non-Interested Trustee nominees and recommending to the Board candidates for all other Trustee nominees for election by shareholders or appointment by the Board. A copy of the Fund’s Nominating Committee Charter is available at www.highlandfunds.com.

The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The Nominating Committee met once during fiscal year 2007. The members of the Nominating Committee are Messrs. Hui, Kavanaugh, Leary and Ward.

The Fund has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the Trustees’ slate of nominees in this Proxy Statement.

The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, whether the Nominating Committee believes the person has time availability in light of other commitments and the existence of any other relationships that might give rise to a conflict of interest.

The Litigation Committee

The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee did not meet in fiscal year 2007. The members of the Litigation Committee are Messrs. Hui, Kavanaugh, Leary and Ward.

The Qualified Legal Compliance Committee

The members of the Audit Committee serve as the Qualified Legal Compliance Committee (the “QLCC”) for the Fund for the purpose of establishing alternative procedures for counsel to report potential material violations of federal or state securities laws by the Fund or their officers, and to address related matters. The QLCC did not meet in fiscal year 2007.

The Fund does not have a Compensation Committee.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and the Interested Trustee receive no direct remuneration from the Fund. Currently, Non-Interested Trustees of the Fund receive an annual fee of $150,000 payable in quarterly installments in arrears and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, the Non-Interested Trustees were compensated at the rate of $7,500 annually for serving as a Trustee of the Fund, and also received compensation from the other portfolios in the Highland Fund Complex. Non-Interested Trustees are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

	Aggregate	Pension or		Aggregate
	Compensation	Retirement Benefits		Compensation
	From the Fund	Accrued as		from Highland Fund
	for the	Part of the	Estimated Annual	Complex for the
	Fiscal Year Ended	Fund’s	Benefits Upon	Calendar Year Ended
Name of Board Member	December 31, 2007	Expense	Retirement	December 31, 2007

Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Non-Interested Trustees
Timothy K. Hui	$7,500	$0	$0	$122,722
Scott F. Kavanaugh	$7,500	$0	$0	$122,722
James F. Leary	$7,500	$0	$0	$122,722
Bryan A. Ward	$7,500	$0	$0	$122,722

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of March 31, 2008:

Amount and
Nature of
	Name and Address of	Beneficial
Title of Class	Beneficial Owner	Ownership	Percent of Class

Common Shares	Loomis, Sayles & Co., L.P. One Financial Center Boston, MA 02111	3,638,280 shares[1]	7.90%[2]

[1]	Reflects sole voting power with respect to 3,143,747 common shares, shared voting power with respect to 84,774 common shares and sole dispositive power with respect to all common shares reported. Loomis, Sayles & Co., L.P. disclaims beneficial ownership of all shares. Based on a Schedule 13G filed with the SEC on February 8, 2008.

[2]	Calculated based on common shares outstanding on April 14, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s Common Shares, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Trustees, officers, the Adviser, certain affiliates of the Adviser and greater than 10% beneficial owners are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely upon the Fund’s reviews of the copies of such forms they receive and written representations from such persons, the Fund believes that during the fiscal year ended December 31, 2007 these persons complied with all such applicable filing requirements.

Vote Required for Election of Trustees

For Class II Trustees of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of Trustees. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of Trustees) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have the effect of a vote against each nominee.

THE BOARD, INCLUDING ALL OF THE NON-INTERESTED TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE AS TRUSTEE.

SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

At a meeting held on March 7, 2008, the Fund’s Audit Committee approved, and the Fund’s Board, including a majority of the Non-Interested Trustees, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of PwC will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2007, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to shareholders. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund were pre-approved. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. During the 2005 tax year, PwC provided personal income tax services to James D. Dondero, President of the Fund and President and Director of Strand Advisors, Inc. (“Strand”), the general partner of the Adviser, and Mark Okada, Executive Vice President of the Fund and Executive Vice President of Strand. PwC reported that the total fees related to these services were $21,750. PwC did not provide services during the Fund’s last two fiscal years to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, and which services are related to the operations and financial reporting of the Fund.

Fiscal Year Ended	2006[1]	2007[1]

Audit Fees	$42,000	$65,000
Audit-Related Fees	$19,500[2]	$7,000[2]
Tax Fees	$5,000[3]	$5,700[3]
All Other Fees	$0	$0
Aggregate Non-Audit Fees	$81,000	$1,779,070

[1]	For the fiscal years ended December 31, 2006 and December 31, 2007. The Fund commenced investment operations on June 29, 2006.

[2]	Services to the Fund consisted of a review of a semi-annual regulatory filing.

[3]	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated December 31, 2007 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described December 31, 2007 audited financial statements with management and with PwC, the Fund’s independent registered public accounting firm. The Committee has also discussed with PwC the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC the independence of the independent registered public accounting firm.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC, with and without management present, to discuss the results of their audit, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2007 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the

Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Any proposals of shareholders intended to be presented at the Fund’s 2009 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 27, 2008 for inclusion in the Fund’s proxy statement and proxy card relating to the 2009 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2009 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by March 12, 2009, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent. If a shareholder does not want Fund mailings consolidated and would prefer to receive separate mailings at any time in the future, the shareholder should call the Fund at the telephone number below or write the Fund at the address above and the Fund will furnish separate mailings, in accordance with instructions.

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

The Fund’s code of business conduct and ethics is available on its website, www.highlandfunds.com, and available upon request by contacting the Fund.

Copies of the Fund’s annual report for the fiscal year ended December 31, 2007 are available upon request, without charge, by writing the Fund at 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling 1-877-665-1287.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope or to vote as described on page 1 of this Proxy Statement.

By Order of the Board of Trustees

James D. Dondero
President

Dallas, Texas
April 25, 2008

Exhibit A

PROSPECT STREET® FUNDS
HIGHLAND FUNDS

AUDIT COMMITTEE CHARTER

1.	Audit Committee Membership and Qualifications:

(a)	The Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

(b)	No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the NYSE* and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (the “2002 Act”).

(c)	Each member of the Audit Committee must be “financially literate” (or shall become so within a reasonable time after appointment to the Audit Committee), and one member must have “accounting or related financial management expertise,” as determined by the Board in its business judgment.

(d)	The Board also must annually determine whether one or more members of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented by the SEC under Section 407 of the 2002 Act, and whether such ACFE is “independent.” For purposes of this finding only, in order to be considered “independent,” any such ACFE may not, other than in his capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise. Notwithstanding any designation as an ACFE, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Designation as an ACFE will not increase the duties, obligations or liability of the designee beyond the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee of the Board.

2.	The purposes of the Audit Committee are to:

(a)	oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements;

(b)	assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Fund’s internal audit function and the independent auditors; and

(c)	prepare an Audit Committee report as required by the SEC to be included in the Fund’s annual proxy statement.

*	Some of the Funds are NYSE-listed and therefore this joint charter incorporates the more stringent requirements of the NYSE Corporate Governance Standards as they pertain to audit committees of registered closed-end management companies.

3.	Role and Responsibilities of the Audit Committee:

(a)	The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

(b)	Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

(c)	Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

4.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)	to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditors and the Fund; and to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, taking into account the opinions of Fund management and the internal auditors; and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the lead audit partner or the audit firm itself, and to present conclusions of the review to the Board;

(c)	to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; (vii) review the responsibilities, budget and staffing of the internal audit function and (viii) review the form of report the independent auditors propose to render to the Board and Fund shareholders;

(d)	to review (i) major issues regarding accounting principals and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effect of alternative GAAP methods on financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(e)	to (i) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to Highland or any entity controlling, controlled by or under common control with Highland (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund and (ii) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services;

(f)	to review and consider whether the independent auditors’ provision of any non-audit services to the Fund, Highland or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(g)	to review and discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance; (ii) semi-annual financial statements and any quarterly financial statements; and (iii) the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(h)	to set clear hiring policies for employees or former employees of the independent auditors;

(i)	to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or Highland, the administrator, the Distributor or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j)	to periodically meet separately with the Fund’s management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors;

(k)	to discuss policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which senior management of the Fund assesses and manages the Fund’s exposure to risk and to discuss the Fund’s major financial risk exposures and assess the steps management has taken to monitor and control such exposures;

(l)	to review with the Fund’s principal executive officer and/or principal financial officer any reports received in connection with required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(m)	to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to 4(b) above) and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(n)	to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

(o)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

5.	The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings, as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by applicable law and the Fund’s by-laws.

6.	The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary, to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

7.	The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

8.	The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, Highland or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

9.	With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund shall provide the NYSE written confirmation regarding:

(a)	any determination that the Board has made regarding the independence of directors pursuant to the NYSE rules or applicable law;

(b)	the financial literacy of the Audit Committee members;

(c)	the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

(d)	the annual review and reassessment of the adequacy of this Charter.

As Revised: March 4, 2005 and January 3, 2008

HIGHLAND CREDIT STRATEGIES FUND

Using a black ink pen, mark your votes with an X as shown in this example.	☒
Please do not write outside the designated areas.

A.	Voting Items

1.	Election of Class II Trustees—The Board of Trustees recommends a vote FOR the nominees listed.

Nominees:	For	Withhold		For	Withhold

01 – Mr. Timothy K. Hui	☐	☐	02 – Mr. Scott F. Kavanaugh	☐	☐

2.	In their discretion, on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

C.	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PROXY — HIGHLAND CREDIT STRATEGIES FUND
Annual Meeting Of Shareholders — June 6, 2008
Proxy Solicited On Behalf Of Board Of Trustees
The undersigned holder of shares of Highland Credit Strategies Fund, a Delaware statutory trust (the “Fund”), hereby appoints Mark K. Okada, Michael Colvin and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m., Central Time and at any and all adjournments thereof (the “Annual Meeting”), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.